Asset Management Fund

(The “Trust”)

Short U.S. Government Fund

SUPPLEMENT DATED May 24, 2016

TO PROSPECTUS DATED MARCH 1, 2016

IMPORTANT NOTICE

The Board of Trustees of the Trust (the “Board”) has determined that, given the current asset size and market environment, it is in the best interests of the Short U.S. Government Fund (the “Fund”) to terminate and liquidate the Fund. Effective immediately, the Fund is closed to new investors and current shareholders may not make subsequent investments into the Fund, other than reinvestment of dividends. On June 23, 2016 or on such earlier date as determined by the President of the Trust, the Fund shall cease its operations and will begin winding up its business affairs. Any shareholders who remain in the Fund as of that date will have their shares redeemed on or about June 23, 2016 or on such earlier date as determined by the President of the Trust and the proceeds returned to them. Thereafter, the Fund will be liquidated and dissolved.

At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares, as described under “Redeeming Shares” in the Prospectus. Shareholders may also exchange their shares of the Fund for shares of the Ultra Short Mortgage Fund or the Large Cap Equity Fund, as described under “Exchanges” in the Prospectus.

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
325 John H. McConnell Boulevard

Suite 150

Columbus, Ohio 43215